COPELAND TRUST

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Stephen M. Wynne, hereby constitutes and appoints Barbara A. Grosso and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Copeland Trust, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has hereby signed this document on November 13, 2012.

/s/Stephen M. Wynne

Stephen M. Wynne

PHTRANS/ 1284644.1

COPELAND TRUST

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Bruce M. Aronow, hereby constitutes and appoints Barbara A. Grosso and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Copeland Trust, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has hereby signed this document on November 13, 2012.

/s/Bruce M. Aronow

Bruce M. Aronow

PHTRANS/ 1284644.1

COPELAND TRUST

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Stephen J. Kneeley, hereby constitutes and appoints Barbara A. Grosso and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Copeland Trust, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has hereby signed this document on November 13, 2012.

/s/Stephen J. Kneeley

Stephen J. Kneeley

PHTRANS/ 1284644.1

COPELAND TRUST

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Thomas A. Leonard, hereby constitutes and appoints Barbara A. Grosso and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Copeland Trust, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has hereby signed this document on November 13, 2012.

/s/Thomas A. Leonard

Thomas A. Leonard

PHTRANS/ 1284644.1

COPELAND TRUST

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Edward C. Rorer, hereby constitutes and appoints Barbara A. Grosso and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Copeland Trust, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has hereby signed this document on November 13, 2012.

/s/Edward C. Rorer

Edward C. Rorer

PHTRANS/ 1284644.1

COPELAND TRUST

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Eric C. Brown, hereby constitutes and appoints Barbara A. Grosso and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Copeland Trust, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has hereby signed this document on November 13, 2012.

/s/Eric C. Brown

Eric C. Brown

PHTRANS/ 1284644.1

COPELAND TRUST

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Mark W. Giovanniello, hereby constitutes and appoints Barbara A. Grosso and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Copeland Trust, the Registration Statement on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

IN WITNESS WHEREOF, the undersigned has hereby signed this document on November 13, 2012.

/s/Mark W. Giovanniello

Mark W. Giovanniello

PHTRANS/ 1284644.1

COPELAND TRUST

CERTIFICATE OF SECRETARY

The undersigned hereby certifies that the following resolution was duly adopted by the Board of Trustees of Copeland Trust on November 13, 2012 and remains in effect on the date hereof:

RESOLVED, that the Trustees and officers of the Trust who may be required to execute any amendment to the Trust’s Registration Statement be, and hereby are, authorized to execute a power of attorney appointing Barbara A. Grosso and Michael P. Malloy, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, any and all amendments to the Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act thereunder, with or without the other of said attorneys, and shall have full power of substitution and re-substitution; and to do in the name and on behalf of said Trustees and officers, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each or any of said Trustees and officers might or could do in person.

COPELAND TRUST

Date:  November 13, 2012

By:

/s/Barbara A. Grosso

Barbara A. Grosso

Secretary

PHTRANS/ 1284625.1